UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

AB MULTI-MANAGER ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2018

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.17

SEMI-ANNUAL REPORT

AB MULTI-MANAGER ALTERNATIVE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

Sanford C. Bernstein & Company LLC (SCB) and AllianceBernstein Investments, Inc. (ABI) are the distributors of the AB family of mutual funds. SCB and ABI are members of FINRA and are affiliates of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SEMI-ANNUAL REPORT

November 14, 2017

This report provides certain performance data for AB Multi-Manager Alternative Fund (the “Fund”) for the semi-annual reporting period ended September 30, 2017. As discussed in previous communications, effective June 30, 2017, Stuart Davies and Vikas Kapoor became the portfolio managers of the Fund. As a result, it is expected that the portfolio composition will evolve over time. However, given among other factors the limited ability of the Fund to quickly withdraw funds from the Underlying Portfolios, the change in portfolio managers did not have a material impact on the Fund’s performance for the period ended September 30, 2017.

The Fund’s investment objective is to seek long-term capital appreciation.

RETURNS AS OF SEPTEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB MULTI-MANAGER ALTERNATIVE FUND	3.59%	7.22%
Benchmark: HFRI FOF Composite Index	3.07%	6.43%
S&P 500 Index	7.71%	18.61%
MSCI World Index (net)	9.06%	18.17%

INVESTMENT RESULTS

The table above provides performance data for the Fund and its benchmark, the HFRI Fund of Funds (“HFRI FOF”) Composite Index. The table also includes the performance of the Standard and Poor’s (“S&P”) 500 Index and the Morgan Stanley Capital International (“MSCI”) World Index (net), for the six- and 12-month periods ended September 30, 2017.

For both periods, the Fund outperformed the benchmark, but underperformed the S&P 500 Index and the MSCI World Index. For the six-month period, all but one of the Fund’s strategies contributed to absolute performance. Outperformance, relative to the benchmark, was driven by strength within the Fund’s Long/Short Equity and Event Driven Underlying Portfolios. The Long/Short Equity Underlying Portfolios benefited from high levels of equity dispersion, that is, lower correlations between stocks, low levels of equity market volatility and specifically, positive alpha generation (a measure of how the Fund is performing versus its benchmark) from both long and short positions. Event Driven Underlying Portfolios also benefited from the market backdrop and an enhanced level of corporate activity and idiosyncratic corporate events. Global Macro Underlying Portfolios contributed as well, benefiting from expectations for fiscal stimulus in the US, as well as central bank policy dispersion across both developed- and emerging-market countries. The Credit/Distressed Underlying Portfolios

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were the exception, detracting from returns driven by selling pressure in energy sector credits and market hedges.

For the 12-month period, outperformance, relative to the benchmark, was driven by strong performance among the Fund’s Long/Short Equity Underlying Portfolios. Fundamental security selection, enhanced by low equity market volatility and high equity dispersion, was the primary driver of performance. The Fund’s Event Driven Underlying Portfolios posted solid results as investments across special-situations positions provided positive performance. The Global Macro and Emerging Markets Underlying Portfolios also contributed. Global Macro Underlying Portfolios benefited from enhanced trends in global currency and interest rates following the outcome of the US presidential election. Emerging Markets Underlying Portfolios benefited from strong economic growth and falling inflation across multiple regions, as well as select geopolitical events.

As of September 30, 2017, the Fund was allocated (as a percentage of total investments) as follows: 43.9% to Long/Short Equity among 20 Underlying Portfolios; 37.0% to Event Driven among 17 Underlying Portfolios; 11.1% to Credit/Distressed among 10 Underlying Portfolios; 4.8% to Emerging Markets among two Underlying Portfolios, and 3.2% to Global Macro among two Underlying Portfolios.

For both periods, the Fund utilized derivatives for hedging purposes in the form of written options, which added to absolute returns, while purchased options detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities paused early in the six-month period ended September 30, 2017, but ultimately continued to post new highs despite geopolitical noise and less accommodative policies from some major central banks. Bond markets also generally rose over the period. Oil prices dropped into the summer months, but rebounded at the end of the period. After a tepid start, equities rallied after the election of Emmanuel Macron in France in early May. Emerging markets gained amid rebounding corporate profit growth. Markets were choppy into the summer, but rallied again in July after US Federal Reserve (“Fed”) Chair Janet Yellen emphasized the central bank’s gradual approach to tapering and optimism regarding the underlying strength of the economy. While North Korean missile tests at the end of the period caused some global market weakness, they were ultimately not enough to reverse momentum, especially after US president Donald Trump revisited plans for tax reform in late September. Non-US stocks outperformed on a relative basis into the summer months, followed by emerging-market stocks, which posted significant gains in the latter half of the period.

In fixed-income markets, political uncertainty in the UK put pressure on gilts and the British pound, though the election of pro-European Union

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candidates elsewhere tempered investor fears. European central banks generally maintained an easing bias, but began to communicate that less easy monetary policy was on the horizon. In June, as expected, the Fed raised interest rates for the third consecutive quarter. At the end of the period, the Fed confirmed that it would begin reducing the size of its financial asset holdings in October. Meanwhile, the Bank of Canada surprised markets with its second interest-rate hike of the year. Emerging-market debt rallied, helped by a positive global growth story and increasing oil prices. Treasury yields in the US, Canada, Japan and Australia generally rose in the period, while eurozone yields moved in different directions.

INVESTMENT POLICIES

There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles commonly referred to as hedge funds (“Underlying Portfolios”). The Fund will invest primarily in Underlying Portfolios pursuing the following strategies: Long/Short Equity, Event Driven, Credit/Distressed, Emerging Markets and Global Macro. For more information on these strategies, please see “Portfolio of Investments” on pages 8-11. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-6 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 24-25.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The HFRI FOF Composite Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI FOF Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI World Index is a free float-adjusted market capitalization weighted index provided by MSCI that is designed to measure the equity market performance of developed markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed below occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors: Underlying Portfolios may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments by Underlying Portfolios in illiquid assets and foreign markets and the use of short sales, options, leverage, futures, swaps and other derivative instruments may create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in Underlying Portfolios are subject to limitations on transferability and are illiquid,

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DISCLOSURES AND RISKS (continued)

and no secondary market for interests typically exists or is likely to develop. Underlying Portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation payable to an Underlying Portfolio investment advisor may create an incentive to make riskier or more speculative investments. Underlying Portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any Underlying Portfolio will achieve its investment objectives.

Tax Risks: The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the Underlying Portfolio funds, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Operating History: The Fund has limited operating history upon which prospective investors can evaluate the performance of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Limited Liquidity: The Fund’s shares are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer. Although the Fund has offered to repurchase shares on a quarterly basis, such periodic repurchase offers are at the sole discretion of the Fund’s Board of Trustees, and there is no assurance that these repurchase offers will continue. It will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

Fund of Funds Considerations: The Fund will have no control rights over and limited transparency into the investment programs of the Underlying Portfolio in which it invests. In valuing the Fund’s holdings, the Investment Manager will generally rely on financial information provided by underlying portfolios, which may be unaudited, estimated and/or may not involve third parties. The Fund’s investment opportunities may be limited as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude or involve expense in connection with portfolio adjustments by the Investment Manager).

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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PORTFOLIO SUMMARY

September 30, 2017 (unaudited)

Net Assets ($mil): $1,204

1	All data are as of September 30, 2017. The Fund’s strategy breakdown is expressed as a percentage of total investments and may vary over time.

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PORTFOLIO OF INVESTMENTS

September 30, 2017 (unaudited)

Underlying Portfolios	Fair Value ($)		% Net Assets	Liquidity*

Long/Short Equity
Aravt Global Fund Ltd.	$21,673,585		1.8%	Semi-Annual
Cadian Offshore Fund Ltd.	7,901,726		0.6	Semi-Annual
Coatue Offshore Fund, Ltd.	32,594,500		2.7	Quarterly
Corvex Offshore Ltd.	29,952,425		2.5	Quarterly
Darsana Overseas Fund Ltd.	30,819,682		2.6	Quarterly
Jana Nirvana Offshore Fund, Ltd.	32,048,234		2.7	Quarterly
Janchor Partners Pan-Asian Fund	24,876,880		2.1	Triennially
Luminus Energy Partners, Ltd.	35,504,065		2.9	Quarterly
Marble Arch Offshore Partners, Ltd.	27,914,535		2.3	Quarterly
Nokota Capital Offshore Fund, Ltd.	30,056,162		2.5	Quarterly
OrbiMed Partners, Ltd.	34,304,840		2.8	Quarterly
Pershing Square International, Ltd.	4,962,600		0.4	Quarterly
Sheffield International Partners, Ltd.	21,000,229		1.7	Anniversary
Starboard Leaders Fund LP.	8,039,236		0.7	At Fund’s Discretion
Starboard Value and Opportunity Fund Ltd	23,856,147		2.0	Quarterly
The Children’s Investment Fund	22,774,042		1.9	Triennially
Think Investments Offshore Ltd.	33,677,932		2.8	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	28,810,407		2.4	Quarterly
Tybourne Equity (Offshore) Fund	39,571,109		3.3	Quarterly
ValueAct Capital International I LP	29,682,297		2.5	Annual
Wellington Management Investors (Bermuda) Ltd.	– 0	–^	0.0	At Fund’s Discretion

Total	520,020,633		43.2

Event Driven
Canyon Balanced Fund (Cayman), Ltd.	29,660,555		2.5	Quarterly
CQS Directional Opportunities Feeder Fund Limited.	36,952,049		3.1	Monthly

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PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Fair Value ($)	% Net Assets	Liquidity*

Empyrean Capital Overseas Fund, Ltd.	$27,543,449	2.3%	Quarterly
Fir Tree International Value Fund, Ltd.	2,224,175	0.2	Biennially
Governors Lane Offshore Fund Ltd.	31,620,385	2.6	Quarterly
Indaba Capital Partners (Cayman), LP	31,980,962	2.6	Quarterly
King Street Capital, Ltd.	27,737,294	2.3	Quarterly
Lion Point International, Ltd	31,687,003	2.6	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	3,554,597	0.3	At Fund’s Discretion
Luxor Capital Partners Offshore, Ltd.	6,990,949	0.6	Biennially
Manikay Offshore Fund, Ltd.	34,700,197	2.9	Quarterly
Myriad Opportunities Offshore Fund Limited	31,636,222	2.6	Quarterly
Pentwater Event Fund Ltd.	27,209,221	2.3	Monthly
Roystone Capital Offshore Fund Ltd.	1,750,555	0.1	Quarterly
Senator Global Opportunity Offshore Fund II Ltd	39,412,671	3.3	Quarterly
TBC Offshore Ltd.	33,941,527	2.8	Quarterly
Third Point Offshore Fund, Ltd.	39,668,930	3.3	Quarterly

Total	438,270,741	36.4

Credit/Distressed
Claren Road Credit Fund, Ltd.	334,375	0.0	At Fund’s Discretion
Elliott International Limited	31,329,860	2.6	Quarterly
JMB Capital Partners Offshore, Ltd.	1,128,358	0.1	Fund in Liquidation
Mudrick Distressed Opportunity Fund Offshore, Ltd.	14,638,812	1.2	Annual
Oaktree Value Opportunities (Cayman) Fund, Ltd.	6,107,020	0.5	Every 18 Months
Panning Overseas Fund, Ltd.	15,654,685	1.3	Quarterly

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PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Fair Value ($)	% Net Assets	Liquidity*

Silver Point Capital Offshore Fund, Ltd.	$34,866,881	2.9%	Annual
Stone Lion Fund Ltd.	650,922	0.1	Fund in Liquidation
Warlander Offshore Fund, Ltd.	26,399,820	2.2	Quarterly
Wingspan Overseas Fund, Ltd.	638,227	0.1	Fund in Liquidation

Total	131,748,960	11.0

Emerging Markets
Discovery Global Opportunity Fund, Ltd.	32,847,156	2.7	Semi-Annual
Spinnaker GEM Holdings Ltd.	24,676,558	2.1	Annual

Total	57,523,714	4.8

Global Macro
Light Sky Macro Offshore Fund Ltd.	20,264,174	1.7	Quarterly
Rokos Global Macro Fund Limited	17,522,365	1.4	Monthly

Total	37,786,539	3.1

Total Investments (cost $1,005,400,040)	1,185,350,587	98.5
Other assets less liabilities	18,243,109	1.5

Net Assets	$1,203,593,696	100.0%

^	Amount less than $0.50.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin-off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 180 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of up to two years.

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PORTFOLIO OF INVESTMENTS (continued)

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of up to three years.

Emerging Markets Underlying Portfolios invest in a range of emerging markets asset classes including debt, equity and currencies, and may use a broad array of hedging techniques involving both emerging markets and non-emerging markets securities with the intention of reducing volatility and enhancing returns. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. Underlying Portfolios may have lock up periods of up to one year.

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 65 – 90 day redemption notice periods. Certain Underlying Portfolios have a lock up period of one year.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

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STATEMENT OF ASSETS & LIABILITIES

September 30, 2017 (unaudited)

Assets
Investments in Underlying Portfolios, at value (cost $1,005,400,040)	$1,185,350,587
Cash collateral due from broker	2,320,000
Investment in Underlying Portfolios paid in advance (see Note A2)	81,900,000
Receivable for investments sold	904,369
Affiliated dividends receivable	22,972

Total assets	1,270,497,928

Liabilities
Due to custodian	1,906,489
Payable for shares of beneficial interest redeemed	50,226,673
Credit facility payable	11,000,000
Subscriptions received in advance	1,619,785
Management fee payable	1,556,967
Administrative fee payable	125,594
Transfer Agent fee payable	20,832
Interest expense payable	76,178
Accrued expenses	371,714

Total liabilities	66,904,232

Net Assets	$1,203,593,696

Composition of Net Assets
Shares of beneficial interest, at par	$106,873
Additional paid-in capital	1,176,022,807
Distributions in excess of net investment income	(100,545,819)
Accumulated net realized loss on investment transactions	(51,940,712)
Net unrealized appreciation on investments	179,950,547

Net Assets	$1,203,593,696

Shares of beneficial interest outstanding—unlimited shares authorized, with par value of $.001 (based on 106,873,428 shares outstanding)	$11.26

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended September 30, 2017 (unaudited)

Investment Income
Dividends—Affiliated issuers		$22,972

Expenses
Management fee (see Note B)	$9,410,470
Custodian	260,474
Loan fees	152,011
Administrative	125,553
Transfer agency	125,473
Trustee’s fees	67,983
Legal	57,500
Audit and tax	46,650
Registration fees	43,000
Printing	29,031
Miscellaneous	152,501

Total expenses before interest expense	10,470,646
Interest expense	3,283

Total expenses	10,473,929
Less: expenses waived and reimbursed by the Adviser (see Note B)	(5,436)

Net expenses		10,468,493

Net investment loss		(10,445,521)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		17,454,736
Options written		3,425,731
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		34,471,278

Net gain on investment transactions		55,351,745

Net Increase in Net Assets from Operations		$44,906,224

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2017 (unaudited)		Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(10,445,521)		$(21,898,469)
Net realized gain (loss) on investment transactions	20,880,467		(4,934,421)
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	34,471,278		140,394,236

Net increase in net assets from operations	44,906,224		113,561,346
Dividends and Distributions to Shareholders from
Net investment income	– 0	–	(2,836,645)
Net realized gain on investment transactions	– 0	–	(7,994,182)
Transactions in Shares of Beneficial Interest
Net decrease (see Note D)	(90,130,398)		(164,559,951)

Total decrease	(45,224,174)		(61,829,432)
Net Assets
Beginning of period	1,248,817,870		1,310,647,302

End of period (including accumulated net investment loss of ($100,545,819) and distributions in excess of net investment income of ($90,100,298), respectively)	$1,203,593,696		$1,248,817,870

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Six Months Ended September 30, 2017 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$44,906,224
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities:
Purchases of Underlying Portfolio shares	$(34,353,263)
Purchases of short-term investments	(71,061,010)
Sales of Underlying Portfolio shares	173,874,534
Proceeds from disposition of short-term investments	62,643,108
Net realized gain on investment transactions	(20,880,467)
Net change in unrealized appreciation/depreciation on investments in Underlying Portfolio shares	(34,471,278)
Increase in receivable for investments sold	(544,369)
Increase in affiliated dividends receivable	(22,972)
Decrease in receivable due from custodian	27
Increase in investments in Underlying Portfolios paid in advance	(61,900,000)
Increase in cash collateral due from broker	(2,320,000)
Decrease in management fee payable	(64,154)
Increase in administrative fee payable	14,350
Decrease in Transfer Agent fee payable	(783)
Increase in accrued expenses	101,166
Proceeds from options written, net	3,425,731

Total adjustments		14,440,620

Net cash used in operating activities		$59,346,844

Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	10,699,386
Redemptions, net of payable for shares of beneficial interest redeemed	(103,084,687)
Increase in due to custodian	1,906,489
Borrowing on credit facility	11,000,000

Net cash provided by (used in) financing activities		(79,478,812)

Net decrease in cash		(20,131,968)
Cash at beginning of period		20,131,968

Cash at end of period		$—

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$3,283

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2017

NOTE A

Significant Accounting Policies

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced operations on October 1, 2012. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation. Open end mutual funds are valued at the closing net asset value per share.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that AllianceBernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect

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NOTES TO FINANCIAL STATEMENTS (continued)

the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its equivalent), as an amendment to Accounting Standards Codification (ASC) 820, Fair Value Measurement. The amendments in this ASU apply to reporting entities that elect to measure the fair value of an investment using the net asset value per share (or its equivalent) practical expedient, as the Fund does for its investments in Underlying Portfolios. The amendments in this ASU remove the requirement to categorize within the fair value hierarchy, as described above, all investments for which fair value is measured using the net asset value per share practical expedient.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Total Investments Measured at NAV	$1,185,350,587

At September 30, 2017, the Fund only held investments valued at NAV as practical expedient, as such, no leveling in accordance with the hierarchy described above requires disclosure.

2. Cash Committed

As of September 30, 2017, the Fund has committed to purchase the following Underlying Portfolios for effective date October 1, 2017:

Underlying Portfolios	Amount Committed
Lion Point International, Ltd.*	$6,300,000
Luminus Energy Partners, Ltd.*	10,600,000
Myriad Opportunities Offshore Fund Ltd.*	25,500,000
BAM Zie Fund, Ltd.*	34,800,000
King Street Captial, Ltd.*	4,700,000

*	Investments paid in advance amounted to $81,900,000.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis.

5. Expenses

Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Investment Manager a management fee at an annual rate of 1.50% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

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NOTES TO FINANCIAL STATEMENTS (continued)

Under a separate administrative agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the six months ended September 30, 2017, the reimbursement for such fees amounted to $125,553.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund under Distribution Services Agreements. The Distribution Services Agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $125,473 for the six months ended September 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six month’s ended September 30, 2017, such waiver amounted to $5,436.

A summary of the Fund’s transactions in AB mutual funds for the six months ended September 30, 2017 is as follows:

Fund	Market Value 3/31/2017 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/2017 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$62,000	$62,000	$0	$23

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investments in the Underlying Portfolios, aggregated $34,353,263 and $174,093,913, respectively, for the six months ended September 30, 2017.

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$189,163,342
Gross unrealized depreciation	(9,212,795)

Net unrealized Appreciation	$179,950,547

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the

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NOTES TO FINANCIAL STATEMENTS (continued)

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended September 30, 2017, the Fund held purchased options for hedging purposes.

During the six months ended September 30, 2017, the Fund held written options for hedging purposes.

During the six months ended September 30, 2017, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(8,417,902)	$	– 0	–
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,425,731		– 0	–

Total		$(4,992,171)	$	– 0	–

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended September 30, 2017:

Purchased Options:
Average monthly cost	$4,314,831	(a)
Options Written:
Average notional amount	$1,595,005	(a)

(a)	Positions were open for four months during the period.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying

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NOTES TO FINANCIAL STATEMENTS (continued)

Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager or the manager of an Underlying Portfolio believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date.

Transactions in shares of beneficial interest were as follows for the six months ended September 30, 2017 and year ended March 31, 2017:

	Shares			Amount
	Six Months Ended September 30, 2017 (unaudited)		Year Ended March 31, 2017	Six Months Ended September 30, 2017 (unaudited)		Year Ended March 31, 2017

Shares sold	1,244,586		5,206,026	$13,732,252		$53,981,872

Shares issued in reinvestment of dividends and distributions	– 0	–	903,268	– 0	–	9,538,513

Shares redeemed	(9,301,420)		(21,593,486)	(103,862,650)		(228,080,336)

Net decrease	(8,056,834)		(15,484,192)	$(90,130,398)		$(164,559,951)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Risks Involved in Investing in the Fund

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Underlying Portfolios may utilize leverage in pursuit of achieving a potentially greater investment return. The use of leverage exposes an Underlying Portfolio to additional risk including (i) greater losses from investments than would otherwise have been the case had the Underlying Portfolio not used leverage to make the investments; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Underlying Portfolio’s cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Underlying Portfolio. Such concentrations may subject the Underlying Portfolios to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the Interests.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Tax Information

The tax character of distributions paid during the fiscal years ended March 31, 2017 and March 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$2,840,922	$755,885
Long-term capital gains	7,989,905	35,145,288

Total taxable distributions paid	$10,830,827	$35,901,173

As of March 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$12,230,719
Accumulated capital and other losses	(23,831,948	)(a)
Unrealized appreciation/(depreciation)	(5,840,979	)(b)

Total accumulated earnings/(deficit)	$(17,442,208)

(a)	At March 31, 2017, the Fund had a qualified late-year ordinary loss deferral of $5,116,705 and a post-October short-term capital loss deferral of $425,942 and a post-October long-term deferral of $8,023,672. These losses are deemed to arise on April 1, 2017.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and partnerships.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2017, the Fund had a net capital loss carryforward of $(10,265,629), comprised of a $(3,499,089) short-term capital loss and a $(6,766,540) long-term capital loss.

NOTE G

Credit Facility

The Fund is a party to a $75 million revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Commitment fees related to the Facility are paid by Fund and are included in miscellaneous expenses in the statement of operations. The Fund had $11,000,000 outstanding from the Facility at September 30, 2017. For the six months ended September 30, 2017, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$ 11,000,000	$ 11,000,000	2.69%

*	For 4 days borrowings were outstanding.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended September 30, 2017 (unaudited)		Year Ended March 31,						October 1, 2012(a) to March 31, 2013
			2017	2016	2015		2014

Net asset value, beginning of period	$ 10.87		$ 10.05	$ 11.64	$ 11.41		$ 10.75		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.09)		(.18)	(.19)	(.20	)(c)	(.20	)(c)	(.09	)(c)
Net realized and unrealized gain (loss) on investment transactions	.48		1.09	(1.12)	.56		1.06		.87

Net increase (decrease) in net asset value from operations	.39		.91	(1.31)	.36		.86		.78

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.02)	(.01)	(.02)		(.17)		(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.07)	(.27)	(.11)		(.03)		– 0	–

Total dividends and distributions	– 0	–	(.09)	(.28)	(.13)		(.20)		(.03)

Net asset value, end of period	$ 11.26		$ 10.87	$ 10.05	$ 11.64		$ 11.41		$ 10.75

Total Return
Total investment return based on net asset value(d)	3.59%		9.06%	(11.38)%	3.16%		8.04%		7.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,203,594		$1,248,818	$1,310,647	$1,376,552		$980,537		$310,519
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.67	%^	1.67%	1.66%	1.75	%(c)	1.75	%(c)	1.75	%(c)(g)
Expenses, before waivers/reimbursements(e)(f)	1.67	%^	1.67%	1.66%	1.75%		1.79%		2.38	%(g)
Net investment loss(f)	(1.67	)%^	(1.67)%	(1.66)%	(1.75	)%(c)	(1.75	)%(c)	(1.75	)%(c)(g)
Portfolio turnover rate	3%		3%	7%	8%		0	%(h)	0%
Asset coverage ratio	11,042%		N/A	N/A	33,674%		N/A		N/A
Bank borrowing outstanding (in millions)	$11		N/A	N/A	$4		N/A		N/A

See	footnote summary on page 29.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Investment Manager.

(d)	Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended September 30, 2017 (unaudited)		Year Ended March 31,				October 1, 2012(a) to March 31, 2013
			2017	2016	2015	2014

Expenses	1.67	%^	1.66%	1.66%	1.75%	N/A	N/A

(f)	The expense and net investment loss ratios do not include income earned by the Underlying Portfolios or expenses incurred by the Fund through its investments in Underlying Portfolios.

(g)	Annualized, except for certain non-recurring fees.

(h)	Amount is less than 0.50%.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Carter F. “Terry” Wolfe(1) Chairman

Christopher J. Bricker President and Chief Executive Officer

Lawrence D. Haber(1)

Jeanette Loeb(1)

OFFICERS

Philip L. Kirstein Senior Vice President and Independent Compliance Officer

Stuart Davies(2) Vice President

Vikas Kapoor(2) Vice President

Eric Wortman Vice President

Emilie D. Wrapp Secretary

Joseph J. Mantineo Treasurer and Chief Financial Officer

Stephen M. Woetzel Controller

Vincent S. Noto Chief Compliance Officer

Custodian

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributors

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee and the Governance and Nominating Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Alternative Investment Management Group. Messrs. Davies and Kapoor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding Review and Approval of the Fund’s Advisory Agreement

At a meeting held on October 27, 2016, the Trustees of the Fund met in person to consider the continuation of the advisory contract between AllianceBernstein L.P. (the “Manager”) and the Fund (the “Advisory Agreement”). In connection with their deliberations, the Trustees reviewed certain written materials, memoranda, presentations and analyses relating to the Fund (the “Board Materials”), including materials from the Manager and counsel to the independent Trustees which: (i) included information concerning the Manager’s organization, the services rendered to the Fund by the Manager and the Manager’s affiliates, the fees paid by the Fund to the Manager and its affiliates and the estimated profitability of the Manager with respect to its relationship with the Fund; and (ii) outlined the legal duties of the Board under the Investment Company Act of 1940 (the “1940 Act”). The Board Materials also contained information from Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Manager, comparing the Fund’s fee rate for advisory services to those of other alternative strategy closed-end funds selected by Strategic Insight.

The Trustees discussed with Fund counsel the legal standards regarding the approval of advisory agreements under the 1940 Act and reviewed the information included in the Board Materials relevant to their approval of the Advisory Agreement. The Trustees discussed the Board Materials with Fund management and representatives of the Manager responded to questions from the Trustees. The Trustees also held discussions in executive session with their independent counsel and the Senior Officer, outside the presence of Fund management. After discussing a range of issues, the Trustees considered, among other relevant matters, the following factors:

(a) The nature, extent and quality of services provided by the Investment Manager. The Trustees discussed with representatives of the Manager the services that the Manager provides to the Fund under the Advisory Agreement. The Trustees discussed the resources available to the Manager, including its research and compliance capabilities. The Trustees noted the size and experience of the Manager’s staff, and the experience of its key personnel in providing investment management services. The Manager’s investment diligence and risk management capabilities were also considered. In reviewing the investment advisory services provided to the Fund, the Trustees took into account that the Trustees regularly receive reports from the Manager regarding the Fund’s performance and the Manager’s compliance history and compliance program. The Trustees also noted the discussions they had with officers of the Manager regarding the management of the Fund’s investments and the investment strategies to which the Fund has exposure. During these discussions with Fund officers and representatives of the Manager, the Trustees asked detailed questions of, and received substantive answers from, these representatives regarding the continued implementation of the Fund’s investment strategy, its efficacy and potential risks.

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In addition to the investment advisory services provided to the Fund, the Trustees considered that the Manager and its affiliates also provide certain administrative services necessary for the operations of the Fund on an “at cost” basis pursuant to a separate Administrative Reimbursement Agreement. The Trustees noted that the Manager has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and other services provided to the Fund, including its oversight of the Fund’s day-to-day operations. Based on the presentations made during their meetings and their knowledge of management and Fund operations gained during their tenure as trustees of the Fund, the Trustees concluded that the services provided to the Fund by the Manager under the Advisory Agreement were of a high quality and benefited the Fund.

(b) Investment performance of the Fund and the Investment Manager. The Trustees reviewed performance information for the Fund, noting that they receive performance reports at regular board meetings and monitor Fund performance throughout the year. The Trustees discussed the Fund’s performance with representatives of the Manager, including the Fund’s performance as compared to relevant benchmarks. The Trustees noted that the Fund underperformed a representative fund of hedge funds composite benchmark for the year-to-date period ended August 31, 2016, and that the fund slightly underperformed the benchmark for the period from inception through August 31, 2016. The Trustees also reviewed the performance information provided in the Strategic Insight report, noting that the Fund’s performance for the fiscal year ending 2016 was below the median of the performance of the comparable funds selected by Strategic Insight but that the fund outperformed three of its seven peers. The Trustees reviewed the peer group of comparable funds with the Fund’s Senior Officer and discussed the Senior Officer’s role in Strategic Insight’s determination of the peer group. The Trustees reviewed the performance of the Manager’s comparable institutional accounts with representatives of the Manager, and discussed with representatives of the Manager the difference between the performance of the Fund and the comparable institutional accounts, including the differences in the Fund’s portfolio and other factors that explained the differences in performance. The Trustees also noted the Manager’s commitment to its stated investment approach through changing market conditions. The Trustees concluded that the Fund’s performance was generally in line with expectations in light of the strategies used by the Fund and current market conditions. The Trustees also considered the experience, resources and strengths of the Manager and its affiliates in managing funds of funds. The Trustees considered the experience and expertise of the portfolio managers responsible for the day-to-day management of the Fund. Based on these factors, the Trustees determined that the Manager continues to be an appropriate investment manager for the Fund.

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(c) Cost of the services provided and profits realized by the Manager from the relationship with the Fund. The Trustees considered the profitability of the Manager. The Trustees noted that the Board discussed a draft of the Manager’s profitability report at a meeting held earlier in the year, at which time the report was discussed in detail with representatives of the Manager and independent consultants retained by the Senior Officer. The final profitability report was discussed at the current meeting. During their July meeting, the Trustees discussed with representatives of the Manager and the independent consultants certain items included in the profitability report, including certain details regarding the methodology of determining the Manager’s profitability with respect to the Fund. Following those discussions, additional information regarding the profitability methodology was provided the Trustees at their request. The Trustees noted that an affiliate of the Manager provided distribution services to the Fund at no cost. The amounts recently reimbursed to the Investment Manager by the Fund were also noted. The Trustees also considered the services and costs associated with the Fund’s Administrative Reimbursement Agreement with the Manager. The Trustees noted that the Manager’s profitability does not appear to be unreasonable in respect of the Fund.

(d) Economies of scale and whether fee levels reflect these economies of scale. The Trustees discussed whether any economies of scale have been realized for Fund. The Trustees considered the initial level of advisory fees set for the Fund and the current rate of asset growth of the Fund and the potential for economies of scale. It was noted that year-over-year fund asset levels showed little or no growth. The Trustees agreed to consider this issue again no later than the time it next considered the renewal of the Advisory Agreement.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Trustees were provided information comparing both the services rendered and the fees paid under the Advisory Agreement to other contracts of the Manager with respect to private investment vehicles managed in a similar manner to the Fund and to contracts of other investment advisers with respect to other closed-end registered investment companies with similar investment programs as the Fund. The Trustees noted management’s representations that the mix of services under the Advisory Agreement are more extensive than those under the advisory agreements for the Manager’s private funds and accounts. The Trustees noted the Manager’s representation that providing advisory services to a registered investment company entailed different, and potentially greater, business and regulatory risks than those associated with providing services to the Manager’s other funds and accounts. The Trustees also discussed the fee structure of the Manager’s institutional accounts and noted that unlike those accounts, no performance fee is charged to the Fund. The Trustees discussed the management of the comparable institutional accounts, including the allocation of opportunities available to those funds.

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The Trustees reviewed with representatives of the Manager the information included in the Strategic Insight report, noting that the Fund’s advisory fee was above the median but generally in line with most comparable funds. The Trustees also noted that the Fund’s total expense ratio (including interest expense) was below the median of the universe of comparable funds in the Strategic Insight report. The Trustees reviewed the list of funds provided by Strategic Insight. They discussed whether certain funds should be viewed as comparable to the Fund. The Trustees noted the difficulty in obtaining comparable peer funds, particularly finding funds of comparable size and strategy. The Trustees discussed the Strategic Insight report with the Manager, including the comparison of advisory fees and expense ratios.

Conclusion. No single factor was determinative to the decision of the Trustees. Based on the foregoing and such other matters as were deemed relevant, all of the Trustees concluded that the advisory fee rate was reasonable in relation to the services provided by the Manager to the Fund, as well as the costs incurred and benefits gained by the Manager and its affiliates in providing such services. Based on these factors, the Trustees decided to approve the Advisory Agreement.

The Trustees who are not “interested persons” of the Fund or the Investment Manager were represented by their independent counsel during their deliberations.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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Privacy Policy Statement

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

AB MULTI-MANAGER ALTERNATIVE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MMAF–0152-0917

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director Lawrence D. Haber qualifies as an audit committee financial expert.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Multi-Manager Alternative Fund, Inc.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date:	November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date:	November 27, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 27, 2017